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                         GUARANTEE AND PLEDGE AGREEMENT

                                     made by

                                   GENTEK INC.

                         and certain of its Subsidiaries

                                   in favor of

                            THE CHASE MANHATTAN BANK,
                             as Administrative Agent

                           Dated as of April 30, 1999
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                         GUARANTEE AND PLEDGE AGREEMENT

         GUARANTEE AND PLEDGE AGREEMENT, dated as of April 30, 1999, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the "Grantors"), in favor of THE CHASE MANHATTAN BANK, as Administrative Agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions (the "Lenders") from time to time parties to the Credit Agreement, dated as of April 30, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among GenTek Inc. (the "Company"), the Canadian Borrower thereunder (the "Canadian Borrower"; together with the Company, the "Borrowers", and either of them, a "Borrower"), the Lenders and the Administrative Agent.

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

         WHEREAS, the Borrowers are members of an affiliated group of companies that includes each other Grantor;

         WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrowers to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

         WHEREAS, the Borrowers and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

         WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrowers under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Lenders;

         NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

                            SECTION 1. DEFINED TERMS

         1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.




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                                                                               2

         (b) The following terms shall have the following meanings:

         "Agreement": this Guarantee and Pledge Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

         "Canadian Borrower Obligations": the collective reference to the unpaid principal of and interest on the Tranche B Term Loans and all other obligations and liabilities of the Canadian Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Tranche B Term Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Canadian Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Administrative Agent or any Lender (or, in the case of any Lender Hedge Agreement, any Affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, any Lender Hedge Agreement or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by the Canadian Borrower pursuant to the terms of any of the foregoing agreements).

         "Company Obligations": the collective reference to the unpaid principal of and interest on the Loans made to the Company and reimbursement obligations in respect of Letters of Credit and all other obligations and liabilities of the Company (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and reimbursement obligations in respect of Letters of Credit and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Administrative Agent or any Lender (or, in the case of any Lender Hedge Agreement, any Affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, any Letter of Credit, any Lender Hedge Agreement or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by the Company pursuant to the terms of any of the foregoing agreements).




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         "Certificated Security": the collective reference to (i) any
"certificated security" as defined in Section 8-102 of the New York UCC and (ii) all limited liability company certificates, partnership interest certificates and certificated options therefor that may be issued or granted by any Issuer.

         "Collateral": as defined in Section 3.

         "Collateral Account": any collateral account established by the Administrative Agent as provided in Section 6.2 or 6.3.

         "Excluded Equity Interests": Equity Interests, together with any shares, stock certificates, options or rights of any nature whatsoever in respect of any Equity Interests, that represent (i) more than 65% of the total outstanding Voting Stock of any Foreign Subsidiary or Foreign Subsidiary Holding Company that is not an Excluded Issuer or (ii) any Voting Stock of an Excluded Issuer.

         "Excluded Issuer": any Subsidiary of the Company that is a direct or indirect Subsidiary of a Foreign Subsidiary or a Foreign Subsidiary Holding Company.

         "Foreign Subsidiary": any Subsidiary organized under the laws of any jurisdiction outside the United States of America.

         "Foreign Subsidiary Holding Company": any Domestic Subsidiary that has no material assets other than the Capital Stock or other securities of one or more Foreign Subsidiaries or other Foreign Subsidiary Holding Companies, and other assets relating solely to an ownership interest in such Capital Stock or other securities.

         "Foreign Subsidiary Voting Stock": the voting Capital Stock of any Foreign Subsidiary or any Foreign Subsidiary Holding Company.

         "General Intangibles": all "general intangibles" as such term is defined in Section 9-106 of the New York UCC (other than any Excluded Equity Interests).

         "Guarantor Obligations": with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2) or any other Loan Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

         "Guarantors": the collective reference to (i) each Grantor other than the Borrowers and (ii) with respect to the Canadian Borrower Obligations, the Company.




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         "Investment Property": all "investment property" as such term is defined in Section 9-115 of the New York UCC (other than any Excluded Equity Interests).

         "Issuers": the collective reference to (i) each Subsidiary of the Company and (ii) each other Person which issues Capital Stock to the Company or any of its Subsidiaries in a transaction of the type described in the last sentence of subsection 7.6 of the Credit Agreement; provided that in no event shall any Subsidiary of the Company or any other Person described in the preceding clause (ii) be an Issuer if such Subsidiary or such other Person has as its parent, directly or indirectly, or the Capital Stock of such other Person is owned, directly or indirectly by, a Foreign Subsidiary or a Foreign Subsidiary Holding Company.

         "Lender Hedge Agreements": all interest rate swaps, caps or collar agreements or similar arrangements entered into by a Borrower with any Lender (or any Affiliate of any Lender) providing for protection against fluctuations in interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

         "New York UCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

         "Obligations": (i) in the case of the Company, the Company Obligations,
(ii) in the case of the Canadian Borrower, the Canadian Borrower Obligations, and (iii) in the case of each Guarantor, its Guarantor Obligations (including its guarantee of the Canadian Borrower Obligations pursuant to this Agreement).

         "Pledged Interests": the collective reference to:

         (i) all right, title and interest, now existing or hereafter acquired, of each Grantor in any limited liability company or partnership but not any of its obligations from time to time as a member or partner therein, including rights under any agreement creating or organizing any limited liability company or partnership;

         (ii) any and all moneys due and to become due to each Grantor now or in the future or by way of a distribution made to such Grantor in its capacity as a member or partner of or the owner of any limited liability company or partnership interest in any limited liability company or partnership or otherwise in respect of such Grantor's interest as member of any limited liability company or partner in any partnership or the owner of any limited liability company or partnership interest;

         (iii) any other property of any limited liability company or partnership to which any Grantor now or in the future may be entitled in its capacity as a member or partner of or the owner of any limited liability company or partnership interest in any such limited






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                                                                               5

         liability company or partnership by way of distribution, return of capital or otherwise; and

         (iv) any other claim which each Grantor now has or may have in the future in its capacity as a member or partner of or the owner of any limited liability company or partnership interest against any such limited liability company or partnership interest or its property;

provided that in no event shall "Pledged Interests" include any Excluded Equity Interests.

         "Pledged Investment Property": as defined in Section 3(c).

         "Pledged Stock": the shares of Capital Stock listed on Schedule 2 and all other shares of Capital Stock issued by any Issuer, together with any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Capital Stock of any Issuer that may be issued or granted to, or held by, any Grantor while this Agreement is in effect; provided that in no event shall "Pledged Stock" include any Excluded Equity Interests.

         "Proceeds": all "proceeds" as such term is defined in Section 9-306(1) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, the Pledged Interests and Collateral consisting of Investment Property, collections thereon or distributions or payments with respect thereto.

         "Securities Act": the Securities Act of 1933, as amended.

         "Uncertificated Security": as defined in Section 8-102 of the New York UCC.

         1.2 Other Definitional Provisions. (a) The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

         (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         (c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

                              SECTION 2. GUARANTEE




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         2.1 Guarantee. (a) (i) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Company when due (whether at the stated maturity, by acceleration or otherwise) of the Company Obligations.

         (ii) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Canadian Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Canadian Borrower Obligations.

         (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

         (c) Each Guarantor agrees that the Company Obligations and the Canadian Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any Lender hereunder.

         (d) The guarantee contained in this Section 2 shall remain in full force and effect until all the Company Obligations, all the Canadian Borrower Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Company may be free from any Company Obligations and/or the Canadian Borrower may be free from any Canadian Borrower Obligations.

         (e) No payment made by the Company, the Canadian Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from the Company, the Canadian Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Company Obligations or the Canadian Borrower Obligations, shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Company Obligations or the Canadian Borrower Obligations, as the case may be, or any payment received or collected from such Guarantor in respect of the Company Obligations or the Canadian Borrower Obligations, as the case may be), remain liable for the Company Obligations and the Canadian Borrower Obligations up to the maximum liability of such Guarantor





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hereunder until the Company Obligations and the Canadian Borrower Obligations
are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated.

         (f) Without limitation of the foregoing, the Company, as a Guarantor hereunder, unconditionally and irrevocably guarantees to the Administrative Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Canadian Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Canadian Borrower Obligations.

         2.2 Right of Contribution. Each Subsidiary Guarantor hereby agrees that to the extent that a Subsidiary Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Subsidiary Guarantor shall be entitled to seek and receive contribution from and against any other Subsidiary Guarantor hereunder which has not paid its proportionate share of such payment. Each Subsidiary Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section shall in no respect limit the obligations and liabilities of any Subsidiary Guarantor to the Administrative Agent and the Lenders, and each Subsidiary Guarantor shall remain liable to the Administrative Agent and the Lenders for the full amount guaranteed by such Subsidiary Guarantor hereunder.

         2.3 No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent or any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Company, the Canadian Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Company Obligations or the Canadian Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Company, the Canadian Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders by the Company on account of the Company Obligations or the Canadian Borrower on account of the Canadian Borrower Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Company Obligations or all of the Canadian Borrower Obligations, as the case may be, shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Company Obligations or the Canadian Borrower Obligations, as the case may be, whether matured or unmatured, in such order as the Administrative Agent may determine.

         2.4 Amendments, etc. with respect to Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the




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Company Obligations or the Canadian Borrower Obligations made by the
Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender and any of such Obligations continued, and such Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of such Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Company Obligations, for the Canadian Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

         2.5 Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Company Obligations and the Canadian Borrower Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Company Obligations, the Canadian Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between each of the Company and the Canadian Borrower and any of the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company, the Canadian Borrower or any of the Guarantors with respect to the Company Obligations and the Canadian Borrower Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Company Obligations, any of the Canadian Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Company, the Canadian Borrower or any other Person against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Company, the Canadian Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Company for the Company Obligations, of the Canadian Borrower for the Canadian Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights




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and remedies hereunder against any Guarantor, the Administrative Agent or any
Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Company, the Canadian Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Company Obligations or, for the Canadian Borrower Obligations, or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the Company, the Canadian Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Company, the Canadian Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

         2.6 Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Company Obligations or Canadian Borrower Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company, the Canadian Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company, the Canadian Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

         2.7 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars at the office of the Administrative Agent located at 270 Park Avenue, New York, New York 10017.

                      SECTION 3. GRANT OF SECURITY INTEREST

         Each Grantor hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Lenders, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor's Obligations:

         (a) all Pledged Stock;

         (b) all Pledged Interests;




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         (c) all Investment Property (together with all Pledged Stock and all
Pledged Interests, the "Pledged Investment Property") and General Intangibles described in clauses (a), (b) and (d) of this Section 3; and

         (d) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing.

                    SECTION 4. REPRESENTATIONS AND WARRANTIES

         To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby represents and warrants to the Administrative Agent and each Lender that:

         4.1 Title; No Other Liens. Except for the security interest granted to the Administrative Agent for the ratable benefit of the Lenders pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Lenders, pursuant to this Agreement or with respect to Liens permitted by the Credit Agreement.

         4.2 Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Administrative Agent in completed and duly executed form) will constitute valid perfected security interests in all of the Collateral in favor of the Administrative Agent, for the ratable benefit of the Lenders, as collateral security for such Grantor's Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for unrecorded Liens permitted by the Credit Agreement which have priority over the Liens on the Collateral by operation of law.

         4.3 Chief Executive Office. On the date hereof, such Grantor's jurisdiction of organization and the location of such Grantor's chief executive office or sole place of business are specified on Schedule 4.

         4.4 Investment Property. (a) The shares of Pledged Stock pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor or, in the case of Foreign Subsidiary Voting Stock, if less, 65% of the outstanding Foreign Subsidiary Voting Stock of each relevant Issuer.




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          (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

         (c) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement and Liens permitted under the Credit Agreement.

                              SECTION 5. COVENANTS

         Each Grantor covenants and agrees with the Administrative Agent and the Lenders that, from and after the date of this Agreement until the Obligations shall have been paid in full, no Letter of Credit shall be outstanding and the Commitments shall have terminated:

         5.1 Delivery of Certificated Securities. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Certificated Security, such Certificated Security shall be immediately delivered to the Administrative Agent, duly indorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement, provided that in no event shall any Excluded Equity Interests be required to be pledged hereunder.

         5.2 Payment of Obligations. Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

         5.3 Maintenance of Perfected Security Interest; Further Documentation.
(a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in
Section 4.2 and shall defend such security interest against the claims and demands of all Persons whomsoever.

         (b) Such Grantor will furnish to the Administrative Agent and the Lenders from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the Administrative Agent may reasonably request, all in reasonable detail.

         (c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take

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                                                                              12

such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) in the case of Investment Property and any other relevant Collateral, taking any actions necessary to enable the Administrative Agent to obtain "control" (within the meaning of the applicable Uniform Commercial Code) with respect thereto.

         5.4 Changes in Locations, Name, etc. Such Grantor will not, except upon 15 days' prior written notice to the Administrative Agent and delivery to the Administrative Agent of all additional executed financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein:

         (i) change its jurisdiction of organization or the location of its chief executive office or sole place of business from that referred to in
Section 4.3; or

         (ii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Administrative Agent in connection with this Agreement would become misleading.

         5.5 Notices. Such Grantor will advise the Administrative Agent and the Lenders promptly, in reasonable detail, of (a) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect the ability of the Administrative Agent to exercise any of its remedies hereunder and (b) the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

          5.6 Investment Property. (a) If such Grantor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Administrative Agent and the Lenders, hold the same in trust for the Administrative Agent and the Lenders and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged




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                                                                              13

Investment Property or any property shall be distributed upon or with respect to the Pledged Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Investment Property shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Lenders, segregated from other funds of such Grantor, as additional collateral security for the Obligations. Notwithstanding anything to the contrary in this Section 5.6(a), in no event shall any Excluded Equity Interests be required to be pledged hereunder.

         (b) Without the prior written consent of the Administrative Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer,
(ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Investment Property or Proceeds thereof (except pursuant to a transaction permitted by the Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Pledged Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or otherwise permitted by the Credit Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any of the Pledged Investment Property or Proceeds thereof. It is understood that nothing in this
Section 5.6(b) shall prohibit any Grantor from entering into any agreement providing for a sale or disposition of any Pledged Investment Property that is permitted under the Credit Agreement and, prior to the consummation of such sale or disposition, is made subject to the rights of the Administrative Agent hereunder.

         (c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.6(a) with respect to the Investment Property issued by it and (iii) the terms of Section 6.1(c) shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.1(c) with respect to the Investment Property issued by it.

                         SECTION 6. REMEDIAL PROVISIONS

         6.1 Pledged Stock. (a) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Grantor of the Administrative Agent's intent to exercise its corresponding rights pursuant to Section 6.1(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock to






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
the extent permitted in the Credit Agreement, and to exercise all voting and corporate rights with respect to the Investment Property; provided, however, that no vote shall be cast or corporate right exercised or other action taken which, in the Administrative Agent's reasonable judgment, would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

         (b) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Collateral consisting of Investment Property and make application thereof to the Obligations in such order as the Administrative Agent may determine, and (ii) any or all of the Collateral consisting of Investment Property shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and
(y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Collateral consisting of Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

         (c) Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Investment Property directly to the Administrative Agent. In addition, and without limitation of the foregoing, each Grantor hereby authorizes and instructs each Issuer of any Investment Property consisting of Uncertificated Securities (including the Pledged Interests) pledged by such Grantor hereunder to comply with any instruction (as defined in Section 8-102 of the New York UCC) issued to such Issuer by the Administrative Agent with respect to all or any part of such Uncertificated Securities without further consent by any Grantor.

         6.2 Proceeds to be Turned Over To Administrative Agent. If an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required). All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Administrative Agent in a Collateral Account (or by such Grantor in trust for the Administrative Agent and the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.3.

         6.3 Application of Proceeds. At such intervals as may be agreed upon by the Company and the Administrative Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent's election, the Administrative Agent may apply all or any part of Proceeds held in any Collateral Account in payment of the Obligations in such order as the Administrative Agent may elect, and any part of such funds which the Administrative Agent elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by the Administrative Agent to the Company or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Obligations shall have been paid in full, no Letters of Credit shall be outstanding and the Commitments shall have terminated shall be paid over to the Company or to whomsoever may be lawfully entitled to receive the same.

         6.4 Code and Other Remedies. If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Administrative Agent's request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the New York UCC, need the Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

         6.5 Private Sales. (a) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock and Pledged Interests, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock or Pledged Interests for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

         (b) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock and Pledged Interests pursuant to this
Section valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Administrative Agent and the Lenders, that the Administrative Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

         6.6 Waiver; Deficiency. Each Grantor waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the New York UCC. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the

Collateral are insufficient to pay its Obligations and the reasonable fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

                       SECTION 7. THE ADMINISTRATIVE AGENT

         7.1 Administrative Agent's Appointment as Attorney-in-Fact, etc. (a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

              (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due with respect to any other Collateral whenever payable;

              (ii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral;

              (iii) execute, in connection with any sale provided for in Section
         6.4 or 6.5, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

              (iv) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the




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                                                                              18

         Administrative Agent may deem appropriate; and (7) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's and the Lenders' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

         Anything in this Section 7.1(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

         (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

         (c) The reasonable expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1 shall be payable by such Grantor to the Administrative Agent on demand.

         (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

         7.2 Duty of Administrative Agent. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any Lender nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent and the Lenders hereunder are solely to protect the Administrative Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender to exercise any such powers. The Administrative Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.




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                                                                              19

         7.3 Execution of Financing Statements. Pursuant to Section 9-402 of the New York UCC and any other applicable law, each Grantor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Administrative Agent determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

         7.4 Authority of Administrative Agent. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                            SECTION 8. MISCELLANEOUS

         8.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with subsection 10.1 of the Credit Agreement.

         8.2 Notices. All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in subsection 10.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.

         8.3 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative,




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
may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         8.4 Enforcement Expenses; Indemnification. (a) Each Guarantor agrees to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of counsel to each Lender and of counsel to the Administrative Agent.

         (b) Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay not caused by the Administrative Agent or the Lenders in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

         (c) Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrowers would be required to do so pursuant to subsection 10.5 of the Credit Agreement.

         (d) The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

         8.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement (except in a transaction permitted under subsection 7.5 of the Credit Agreement) without the prior written consent of the Administrative Agent.

         8.6 Set-Off. Each Grantor hereby irrevocably authorizes the Administrative Agent and each Lender, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor to the extent permitted by applicable law, upon any amount becoming due and payable by such Grantor hereunder (whether at the stated maturity, by acceleration or otherwise), to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such Lender to or for the credit or the account of such Grantor. The Administrative Agent and each Lender agrees promptly to notify such Grantor after any such set-off and the application made by the Administrative Agent or such Lender, provided that the failure to give such notice




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
shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Lender under this Section 8.6 are in addition to other rights and remedies provided by law (including, without limitation, other rights of set-off) which the Administrative Agent or such Lender may have.

         8.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         8.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         8.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         8.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Grantors, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

         8.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         8.12 Submission To Jurisdiction; Waivers. Each Grantor hereby irrevocably and unconditionally:

             (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

             (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

             (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

             (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

             (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages; provided that any such waiver shall not apply with respect to claims arising from the gross negligence or willful misconduct of the Administrative Agent, any Issuing Bank or any Lender.

             8.13 Acknowledgements. Each Grantor hereby acknowledges that:

             (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

             (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Administrative Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

             (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Grantors and the Lenders.

         8.14 Additional Grantors. Each Subsidiary of the Company that is required to become a party to this Agreement pursuant to subsection 6.10 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

         8.15 Releases. (a) At such time as the Loans and the other Obligations shall have been paid in full, the Commitments have been terminated and no Letters of Credit shall be outstanding, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral held by the Administrative

Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

         (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Administrative Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral and, if such Collateral is held by the Administrative Agent hereunder, deliver such Collateral to such Grantor or as such Grantor shall otherwise direct. At the request and sole expense of the Borrowers, a Subsidiary Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement; provided that the Company shall have delivered to the Administrative Agent, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Subsidiary Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Company stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

         8.16 WAIVER OF JURY TRIAL. EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

         8.17 Conversion of Currencies. (a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum due hereunder in Dollars or Canadian Dollars into another currency, the parties hereto agree, to the fullest extent that they may legally and effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase Dollars or Canadian Dollars, as the case may be, with such other currency in New York, New York on the Business Day immediately preceding the day on which final judgment is given.

         (b) The obligation of each Grantor in respect of any sum due to the Administrative Agent, any Lender or any Issuing Bank hereunder in Dollars shall, to the extent permitted by applicable law, notwithstanding any judgment in a currency other than Dollars, be discharged only to the extent that on the Business Day following receipt of any sum adjudged to be so due in the judgment currency the Administrative Agent, such Lender or such Issuing Bank may in accordance with normal banking procedures purchase Dollars in the amount originally due to the Administrative Agent, such Lender or such Issuing Bank with the judgment currency. If the amount of Dollars so purchased is less than the sum originally due to the Administrative Agent, such Lender or such Issuing Bank, the applicable Grantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent, such Lender or such Issuing Bank against the resulting loss.

         IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Pledge Agreement to be duly executed and delivered as of the date first above written.


                              GENTEK INC.

                              By: _____________________________________________
                                Name:
                                Title:


                            GENERAL CHEMICAL CORPORATION

                              By: _____________________________________________
                                Name:
                                Title:


                              TOLEDO TECHNOLOGIES INC.

                              By: _____________________________________________
                                Name:
                                Title:


                              PRINTING DEVELOPMENTS INC.

                              By: _____________________________________________
                                Name:
                                Title:


                              BALCRANK PRODUCTS, INC.

                              By: _____________________________________________
                                Name:
                                Title:

                              HMC PATENTS HOLDING COMPANY, INC.

                              By: _____________________________________________
                                Name:
                                Title:


                              WATERSIDE URBAN RENEWAL
                              CORPORATION

                              By: _____________________________________________
                                Name:
                                Title:


                              REHEIS, INC.

                              By: _____________________________________________
                                Name:
                                Title:


                              DEFIANCE, INC.

                              By: _____________________________________________
                                Name:
                                Title:


                              BINDERLINE DRAFTLINE, INC.

                              By: _____________________________________________
                                Name:
                                Title:

                              DEFIANCE PRECISION PRODUCTS, INC.

                              By: _____________________________________________
                                Name:
                                Title:


                              HY-FORM PRODUCTS, INC.

                              By: _____________________________________________
                                Name:
                                Title:

                              DEFIANCE TESTING AND ENGINEERING
                              SERVICES, INC.

                              By: _____________________________________________
                                Name:
                                Title:


                              HN INVESTMENT HOLDINGS INC.

                              By: _____________________________________________
                                Name:
                                Title:


                              THE CHASE MANHATTAN BANK, as
                              Administrative Agent

                              By: _____________________________________________
                                Name:
                                Title:

                           ACKNOWLEDGEMENT AND CONSENT

         The undersigned hereby acknowledges receipt of a copy of the Guarantee and Pledge Agreement dated as of April 30, 1999 (the "Agreement"), made by the Grantors parties thereto for the benefit of The Chase Manhattan Bank, as Administrative Agent. The undersigned agrees for the benefit of the Administrative Agent and the Lenders as follows:

         1. The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

         2. The undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.6(a) of the Agreement.

         3. The terms of Sections 6.1(c) of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.1(c) of the Agreement.

                              [NAME OF ISSUER]

                              By: _____________________________________________
                                Name:
                                Title:

                              Address for Notices:

                              _________________________________________________

                              _________________________________________________

                              _________________________________________________

                              Fax:

Date:_________________

                                                                      Annex 1 to
                                                  Guarantee and Pledge Agreement

         ASSUMPTION AGREEMENT, dated as of ________________, ____, made by ______________________________, a ______________ corporation (the "Additional
Grantor"), in favor of THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions (the "Lenders") parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

                              W I T N E S S E T H :

         WHEREAS, GenTek Inc. (the "Company") and the Canadian Borrower thereunder (collectively, the "Borrowers"), the Lenders and the Administrative Agent have entered into the Credit Agreement, dated as of April 30, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement");

         WHEREAS, in connection with the Credit Agreement, the Borrowers and certain Subsidiaries of the Company (other than the Additional Grantor) have entered into the Guarantee and Pledge Agreement, dated as of April 30, 1999 (as amended, supplemented or otherwise modified from time to time, the "Guarantee and Pledge Agreement") in favor of the Administrative Agent for the benefit of the Lenders;

         WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Pledge Agreement; and

         WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

          NOW, THEREFORE, IT IS AGREED:

         1. Guarantee and Pledge Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.14 of the Guarantee and Pledge Agreement, hereby becomes a party to the Guarantee and Pledge Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Pledge Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Pledge Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

         2. Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                              [ADDITIONAL GRANTOR]

                              By: _____________________________________________
                                Name:
                                Title:

                                                                    Annex 1-A to
                                                            Assumption Agreement

                            Supplement to Schedule 1

                            Supplement to Schedule 2

                            Supplement to Schedule 3

                            Supplement to Schedule 4

                                TABLE OF CONTENTS

                                                                            Page
SECTION 1. DEFINED TERMS.......................................................1
     1.1 Definitions...........................................................1
     1.2 Other Definitional Provisions.........................................5

SECTION 2. GUARANTEE...........................................................5
     2.1 Guarantee.............................................................6
     2.2 Right of Contribution.................................................7
     2.3 No Subrogation........................................................7
     2.4 Amendments, etc. with respect to Obligations..........................7
     2.5 Guarantee Absolute and Unconditional..................................8
     2.6 Reinstatement.........................................................9
     2.7 Payments..............................................................9

SECTION 3. GRANT OF SECURITY INTEREST..........................................9

SECTION 4. REPRESENTATIONS AND WARRANTIES.....................................10
     4.1 Title; No Other Liens................................................10
     4.2 Perfected First Priority Liens.......................................10
     4.3 Chief Executive Office...............................................10
     4.4 Investment Property..................................................10

SECTION 5. COVENANTS..........................................................11
     5.1 Delivery of Certificated Securities..................................11
     5.2 Payment of Obligations...............................................11
     5.3 Maintenance of Perfected Security Interest; Further Documentation....11
     5.4 Changes in Locations, Name, etc. ....................................12
     5.5 Notices..............................................................12
     5.6 Investment Property..................................................12

SECTION 6. REMEDIAL PROVISIONS................................................13
     6.1 Pledged Stock........................................................13
     6.2 Proceeds to be Turned Over To Administrative Agent...................14
     6.3 Application of Proceeds..............................................15
     6.4 Code and Other Remedies..............................................15
     6.5 Private Sales........................................................16
     6.6 Waiver; Deficiency...................................................16

SECTION 7. THE ADMINISTRATIVE AGENT...........................................17
     7.1 Administrative Agent's Appointment as Attorney-in-Fact, etc. ........17
     7.2 Duty of Administrative Agent.........................................18
     7.3 Execution of Financing Statements....................................18

     7.4 Authority of Administrative Agent....................................19

SECTION 8. MISCELLANEOUS......................................................19
     8.1 Amendments in Writing................................................19
     8.2 Notices..............................................................19
     8.3 No Waiver by Course of Conduct; Cumulative Remedies..................19
     8.4 Enforcement Expenses; Indemnification................................19
     8.5 Successors and Assigns...............................................20
     8.6 Set-Off..............................................................20
     8.7 Counterparts.........................................................21
     8.8 Severability.........................................................21
     8.9 Section Headings.....................................................21
     8.10 Integration.........................................................21
     8.11 GOVERNING LAW.......................................................21
     8.12 Submission To Jurisdiction; Waivers.................................21
     8.13 Acknowledgements....................................................22
     8.14 Additional Grantors.................................................22
     8.15 Releases............................................................22
     8.16 WAIVER OF JURY TRIAL................................................23
     8.17 Conversion of Currencies............................................23


SCHEDULES

Schedule 1   Notice Addresses
Schedule 2   Pledged Stock
Schedule 3   Perfection Matters
Schedule 4   Jurisdictions of Organization and Chief Executive Offices